UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 31, 2017

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Tonix Pharmaceuticals Holding Corp. (the “Company”) intends to utilize an updated investor presentation to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain non-public information.  A copy of the presentation is filed as Exhibit 99.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.01, the Company makes no admission as to the materiality of any such information that it is furnishing.

Item 8.01	Other Events.

On January 30, 2017, the Company received a formal response from the U.S. Food and Drug Administration (“FDA”) confirming their concurrence with the protocol design for the Company’s Phase 3 study in military-related PTSD (the “HONOR” study).  Therefore, the Company plans to start screening and enrolling the HONOR study as soon as possible.  The FDA’s formal response has several comments concerning the proposed interim statistical analysis plan.  While the Company is preparing responses to address the FDA comments, the Company has accepted the FDA recommendation to perform a single interim analysis at approximately 50% enrollment.  Therefore, the Company expects to conduct the interim analysis and report the recommendation from the independent data monitoring committee in the first half of 2018 from approximately 275 military-related PTSD patients. If the independent data monitoring committee recommends to continue enrolling to approximately 550 patients, the Company expects to report the topline results from approximately 550 patients in the second half of 2018.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Corporate Presentation by the Company for January 2017*

* Furnished herewith.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: January 31, 2017	By:	/s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer

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